[Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.]
Execution Version

AMENDMENT #2 TO TRANSPORTATION SERVICES AGREEMENT
    This AMENDMENT #2 TO TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), dated as of September 22, 2021 (the “Effective Date”), is by and between BIGHORN DEVCO LLC, a Delaware limited liability company (“Carrier”) and OASIS PETROLEUM MARKETING LLC, a Delaware limited liability company (“Shipper”). Carrier and Shipper may be referred to herein individually as a “Party” or collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings given to such terms in the TSA (defined below).
W I T N E S S E T H:
    WHEREAS, Carrier and Shipper are parties to that certain Transportation Service Agreement, dated May 9, 2016 (the “TSA”), as amended by that certain Amendment #1 and Assignment Agreement (“Assignment Agreement”), dated September 25, 2017;
    WHEREAS, the Term of the TSA terminates and expires on December 31, 2021, unless extended pursuant to Section 3.2 of the TSA;
    WHEREAS, Shipper desires and Carrier agrees to extend the Term of the TSA through December 31, 2022 and from Contract Year to Contract Year thereafter.
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties do hereby agree as follows:
1.    Extension. As of the Effective Date, Carrier and Shipper hereby agree that Exhibit A to the TSA, as amended by the Assignment Agreement, is hereby deleted in its entirety and replaced with the Exhibit A attached to this Agreement.
2.    Effect of Amendment. Except as expressly amended herein, the TSA and the Tariff shall remain in full force and effect in accordance with its terms. In the event of any inconsistency or conflict between the terms and conditions of this Agreement and the TSA or the Tariff, the terms and conditions of this Agreement shall govern.
3.    Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.
4.    Modification and Waiver. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by the Parties. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
5.    Third Party Beneficiaries. Nothing in this Agreement is intended to or shall create for or grant to any third person any rights or remedies whatever, as a third party beneficiary or otherwise, no third person is entitled to rely on any of the representations, warranties, covenants or agreements contained herein, and no Party shall incur any liability or obligation to any third person because of any reliance by such third person on any representation, warranty, covenant or agreement herein.
6.    Governing Law; Jurisdiction; Waiver of Jury Trial. Section 16.3 of the TSA shall apply, mutatis mutandis, to this Agreement.
7.    Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered effective for all purposes as of the Effective Date.

BIGHORN DEVCO LLC

By: /s/ Richard Robuck___________
Name:     Richard Robuck
Title:    Senior Vice President and Chief Financial Officer

OASIS PETROLEUM MARKETING LLC

By: /s/ Michael Lou_______________
Name:    Michael Lou
Title:    Executive Vice President and Chief Financial Officer

Signature Page to
Amendment #2 To Transportation Services Agreement

EXHIBIT A
TERM AND MINIMUM VOLUME COMMITMENT
I.    Term: December 31, 2022 and from Contract Year to Contract Year thereafter unless otherwise terminated by Shipper by providing written notice three Months prior to the last Day of the current Contract Year. The Daily Volume Commitment and Annual Commitment stated below shall remain unchanged during any such Contract Year to Contract Year extension.

II.    Minimum Volume Commitment (Minimum 3500 BPD for Daily Volume Commitment):

MINIMUM VOLUME COMMITMENT

Contract Year	Daily Volume Commitment (BPD)	Annual Commitment (Barrels/Contract Year)[1]
2022	[Omitted]	[Omitted]

1 The Annual Commitment for each Contract Year shall equal the Daily Volume Commitment for such Contract Year multiplied by the number of Days in such Contract Year.